UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2017

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

(952) 937-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of the Matters to a Vote of Security Holders

The C.H. Robinson Worldwide, Inc. (the “Company”) 2017 Annual Meeting of Shareholders was held on May 11, 2017 in Eden Prairie, Minnesota (“2017 Annual Meeting”). The number of outstanding shares on the record date for the 2017 Annual Meeting was 141,781,005 shares. At the 2017 Annual Meeting, 125,350,612 shares, or just over 88 percent of the outstanding shares, were represented in person or by proxy. At the 2017 Annual Meeting, the shareholders of the Company: (1) elected each of the eight director nominees set forth below to serve one-year terms, expiring at the Company’s 2018 Annual Meeting of Shareholders; (2) approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers; (3) approved that a non-binding advisory vote of the compensation of the Company’s Named Executive Officers be conducted annually; and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The results of the matters voted upon by the shareholders are as follows:

Election of Directors

	Number of Shares
Name	For	Against	Abstain	Broker Non-Vote
Scott P. Anderson	102,273,811	3,418,044	171,377	19,487,380
Robert Ezrilov	100,825,437	3,901,443	1,136,352	19,487,380
Wayne M. Fortun	101,429,658	4,266,294	167,280	19,487,380
Mary J. Steele Guilfoile	104,167,892	1,519,996	175,344	19,487,380
Jodee A. Kozlak	104,286,984	1,400,841	175,407	19,487,380
Brian P. Short	98,129,849	7,509,667	223,716	19,487,380
James B. Stake	103,941,424	1,750,085	171,723	19,487,380
John P. Wiehoff	98,711,418	5,924,170	1,227,644	19,487,380

Approval, on a non-binding basis, of the compensation of the Company’s Named Executive Officers

Number of Shares
For	Against	Abstain	Broker Non-Vote
91,529,249	9,343,722	4,990,261	19,487,380

Determination of the frequency of non-binding advisory vote of the compensation of the Company’s Named Executive Officers

Number of Shares
1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
98,192,823	177,464	7,080,458	412,487	19,487,380

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered auditors for the fiscal year ending December 31, 2017

Number of Shares
For	Against	Abstain
121,019,805	4,161,306	169,501

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Ben G. Campbell
Ben G. Campbell
Chief Legal Officer and Secretary

Date: May 16, 2017